UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-566-7394

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value €0.05 per share	QURE	The Nasdaq Stock Market LLC The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07, on November 15, 2023, at the 2023 Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”), the shareholders of uniQure N.V. (the “Company”) approved (i) an amendment and restatement of the Company’s 2014 Share Incentive Plan (the “2014 Plan Restatement”) to, among other things, extend the term to November 14, 2033, and (ii) an amendment to the 2014 Plan Restatement to increase the number of ordinary shares reserved for issuance thereunder (the “Restatement Amendment”). The Board of Directors of the Company approved the 2014 Plan Restatement and Restatement Amendment on September 27, 2023, and directed that the 2014 Plan Restatement and the Restatement Amendment be submitted to a vote of the shareholders at the Extraordinary Meeting. The 2014 Plan Restatement and the Restatement Amendment became effective immediately upon shareholder approval at the Extraordinary Meeting.

Descriptions of the 2014 Plan Restatement and the Restatement Amendment are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 6, 2023 (“Proxy Statement”). The foregoing description of the material terms of the 2014 Plan Restatement and the Restatement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 2014 Plan Restatement, as amended by the Restatement Amendment, a conformed copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 15, 2023, the Company held the Extraordinary Meeting. There were 47,811,479 Ordinary Shares entitled to be voted and 25,787,680 Ordinary Shares were voted in person or by proxy at the Extraordinary Meeting.

The following are the voting results for the proposals considered and voted upon at the Extraordinary Meeting, all of which are described in the Company’s Proxy Statement.

Voting Proposal 1 - Resolution to approve the amendment and restatement of the Company’s 2014 Share Incentive Plan. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
23,912,867	1,853,438	21,375	0

Voting Proposal 2 – If Voting Proposal No. 1 is adopted, resolution to approve an increase in the number of shares available under the 2014 Plan Restatement and authorization of the Board as the competent body to issue Ordinary Shares and grant rights to subscribe for Ordinary Shares pursuant to the 2014 Plan. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
23,907,957	1,855,973	23,750	0

Based on the foregoing votes, the shareholders approved Voting Proposals 1 and 2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2014 Share Incentive Plan of uniQure N.V. (conformed to include the First Amendment to the Amended and Restated 2014 Share Incentive Plan attached as Appendix B to the definitive proxy statement filed with the Securities and Exchange Commission on October 6, 2023)

101	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIQURE N.V.

Date: November 17, 2023	By:	/s/ Jeannette Potts
Jeannette Potts
Chief Legal and Compliance Officer

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